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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 1, 2005

                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                FLORIDA                                 1-13165                              59-2417093
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

              1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 419-3355

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS.
ITEM 1.01. ENTERING INTO A MATERIAL DEFINITIVE AGREEMENT.

Settlement of Shareholder Derivative Action

     As previously reported, a shareholder derivative action was filed in August 2002 in the Superior Court of Gwinnett County, Georgia, against CryoLife, as a nominal defendant, and seven persons who were directors prior to that time, including Steven G. Anderson, the Chairman and Chief Executive Officer. On January 16, 2003 another purported derivative suit alleging claims similar to those of the Gwinnett County suit was filed in the Superior Court of Fulton County by complainant Robert F. Frailey. In October 2003 the two derivative suits were consolidated into one action in the Superior Court of Fulton County, and a consolidated amended complaint was filed. Albert E. Heacox, Ph.D., an executive officer of the Company, was originally named as a defendant, but later released. James C. Vander Wyk, formerly an executive officer of the Company and
D. Ashley Lee, the Company's Chief Operating Officer and Chief Financial Officer were eventually added to the action.

     As a result of the anticipated settlement of the shareholder derivative litigation the Company accrued an anticipated expense of $3.5 million in the first quarter as a component of accrued expenses and other liabilities, and $3.5 million in other receivables as of March 31, 2005, representing amounts the Company expected to recover from the insurance carriers.

     The parties resolved the remaining open issues, and entered into a settlement agreement in the form of a stipulation of settlement on August 1, 2005, which was then submitted to the Court for approval. The stipulation of settlement is attached hereto as Exhibit 10.1 and herein incorporated by reference. The terms of the settlement include resolution of the claims against the Company and the individual defendants and a cash payment of $3.5 million to cover the plaintiffs' attorneys' fees and expenses, which the Company expects to recover from the insurance carriers.

     The Company and its management also agreed to several changes in corporate governance, including the following:

     o The size of the CryoLife Board of Directors will be increased by one additional seat within 90 days after court approval of the settlement. The new seat is to be allocated to a director with experience in regulatory affairs, and selected after giving priority consideration to one or more nominees proposed by the Plaintiffs.

     o The Board will appoint a new committee with a majority of independent directors to oversee its regulatory affairs and quality assurance relating to new and existing biopharmaceutical products. On August 1, 2005, the Board of Directors appointed three members of this committee. They are Bruce J. Van Dyne, M.D., Chairman, Ronald C. Elkins, M.D., and Ronald D. McCall. The Board anticipates appointing the new director as the fourth member of this committee.

     o The Company will begin expensing stock options in accordance with FAS 123R in the quarter preceding the quarter in which such expensing is required, subject to certain conditions.



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     o    The  Board  will  adopt  a  resolution  on  compensation   principles,
          including a limitation on severance, separation and benefit payments of three times base salary plus bonuses and guaranteed benefits for the CEO and other employees at the Vice President level or higher.

     o At least 50% of directors' annual fees shall be paid in CryoLife stock, computed as including the fair value of stock grants, the amount expensed in the case of option grants, and amounts paid in cash to cure taxes or option grants.

     o Directors must be no older than 75 to be nominated for election or re-election by the Board.

     o The Audit Committee will require its independent auditor to rotate the Company's audit partner every four years.

     The arrangement provides for other changes in corporate governance, and also includes formal commitments to continue to follow other specified existing policies and practices. The agreement will remain in effect for four years from the date of court approval of the final settlement, unless CryoLife shares cease to be publicly traded.

     There can be no assurance that Court approval will be obtained, and the terms could change. If the agreement fails to become effective, the parties shall be restored to their respective positions in the litigation as of April 4, 2005.

Material Relationships

     There are no material relationships between the Company and any of the parties to the settlement agreement, other than holdings in Company securities by plaintiff shareholders and the employment relationships with, holdings in Company securities by, and other relationships with defendant officers and directors of the Company disclosed in the Company's most recently filed proxy statement and periodic reports.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     (b) Pro Forma Financial Information.

     (c) Exhibits.

         Exhibit Number        Description
         --------------        -----------
         10.1                  Stipulation of Settlement dated August 1, 2005



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRYOLIFE, INC.



Date:  August 5, 2005                   By:  /s/ D. A. Lee
                                             ----------------------------------
                                             Name:  D. Ashley Lee
                                             Title: Executive  Vice  President,
                                             Chief  Operating  Officer and Chief
                                             Financial Officer


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